SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            October 29, 2015
                              Date of Report
                    (Date of Earliest Event Reported)

                       RANDOLPH ACQUISITIONS, INC.
          (Exact Name of Registrant as Specified in its Charter)

                  PURPLE GROTTO ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55389                 47-3152749
(State or other           (Commission File Number)      (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)
                              50 Hurt Plaza
                                Suite 806
                         Atlanta, Georgia 30303
           (Address of principal executive offices) (zip code)

                               404-267-7093
           (Registrant's telephone number, including area code

                            215 Apolena Avenue
                     Newport Beach, California 92662
             (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On October 30, 2015 Randolph Acquisitions, Inc. (formerly Purple Grotto Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 5,500,000 shares of common stock as follows:

                  5,000,000      Richard J. Randolph III

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On October 29, 2015, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on March 2, 2015 as amended and supplemented by the information contained in this report.

    The Registrant intends to engage in corporate mergers and acquisition, real estate acquisitions, debt market transactions and asset management.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On October  29, 2015 the following events occurred:

    James M. Cassidy resigned as the Registrant's president, secretary and director.

    James McKillop resigned as the Registrant's vice president and director.

    Richard J. Randolph III was named director of the Registrant.

    Richard J. Randolph III was appointed Chief Executive Officer and Treasurer of the Registrant.

    Richard J. Randolph III serves as the sole director and officer of the Registrant. Since 2003 to the present, Mr. Randolph has served as chief executive officer of a privately owned real estate investment and development company responsible for renovating over 400 homes and in the U.S. Southeast and construction of over 100 new homes in the Metro Atlanta area. Mr. Randolph received his B.A. in Business Management from the University of Alabama in 2002.


                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             RANDOLPH ACQUISITIONS, INC.


Date: November 2, 2015
                             /s/ Richard J. Randolph III
                             Chief Executive Officer